EXHIBIT 10

NAVISTAR INTERNATIONAL CORPORATION

AND CONSOLIDATED SUBSIDIARIES

MATERIAL CONTRACTS

The following documents of Navistar International Corporation’s indirect subsidiary Navistar Financial Corporation are incorporated by reference:

10.101	Amendment No. 4, dated August 25, 2009, to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated January 28, 2000, among Navistar Financial Securities Corporation, as Seller, Navistar Financial Corporation, as Servicer, and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated and filed August 26, 2009. Commission File No. 001-04146.

10.102	Amendment and Extension to Amended and Restated Certificate Purchase Agreement, dated August 25, 2009, among Navistar Financial Securities Corporation, Navistar Financial Corporation, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corp.), as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser. Filed as Exhibit 10.2 to Navistar Financial Corporation’s Form 8-K dated and filed August 26, 2009. Commission File No. 001-04146.

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